UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2008

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PMI Plaza, 3003 Oak Road

Walnut Creek, California 94597

(Address of principal executive offices with zip code)

(925) 658-7878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

As disclosed in The PMI Group, Inc.’s (the “Company”) Report on Form 8-K, dated August 29, 2008, the Company entered into a Share Sale Deed (“Sale Deed”) with QBE Insurance Group Limited (“QBE Parent”) and QBE Holdings (AAP) Pty Limited (“QBE”), pursuant to which the Company agreed to sell its Asian subsidiary, PMI Mortgage Insurance Asia Limited (“PMI Asia”) to QBE. Subsequently, on December 2, 2008, the Company, QBE Parent and QBE agreed in principle, as disclosed on the Company’s Report on Form 8-K, dated December 2, 2008, to amend certain terms of the Sale Deed. On December 17, 2008 (the “Closing Date”), the Company, QBE and QBE Parent entered into a Termination Deed to terminate the Sale Deed and the Company, QBE Parent and QBE Lenders’ Mortgage Insurance Limited (“QBE LMI”), a subsidiary of QBE Parent, executed a new Share Sale Deed (the “HK Sale Deed”), under which the Company agreed to sell PMI Asia to QBE LMI, rather than to QBE, under the terms described in the Company’s Reports on Form 8-K, dated August 29, 2008 and December 2, 2008.

As disclosed in the Company’s Report on Form 8-K, dated October 22, 2008, PMI Mortgage Insurance Co. (“MIC”), the Company’s U.S. subsidiary, completed the sale of its Australian subsidiary, PMI Mortgage Insurance Australia (Holdings) Pty Limited (“PMI Australia”), to QBE on October 22, 2008. In connection with the sale of PMI Australia, MIC and QBE Parent entered into a Note Deed (the “Australia Note”) which was subject to reduction if, among other things, the performance of PMI Asia’s existing insurance portfolio as of June 30, 2008 did not achieve specified targets (“Performance Reduction”). In connection with the close of the sale of PMI Asia, described in Item 2.01 below, the Company entered into an Amending Deed with QBE Parent with respect to the Australia Note and MIC, QBE and QBE Parent entered into a Third Amendment Agreement (“Third Amendment”) to the parties’ August 14, 2008 Share Sale Agreement pursuant to which the parties agreed to eliminate the Performance Reduction from the terms of the Australia Note and instead agreed to a potential reduction to the amount owed to MIC under the Australia Note in the event the Company is required to satisfy certain claims, including claims for breach of warranty under the HK Sale Deed, and such claims are not satisfied by the Company by April 1, 2010. These potential reductions to the Australia Note are in addition to those relating to the sale of PMI Australia that have previously been described in the Company’s Report on Form 8-K, dated October 22, 2008.

The foregoing descriptions are qualified in their entirety by reference to the Termination Deed, which is attached hereto as Exhibit 10.1, the HK Sale Deed, which is attached hereto as Exhibit 2.1, the Amending Deed, which is attached hereto as Exhibit 10.2 and the Third Amendment, which is attached hereto as Exhibit 2.2, each of which is incorporated by reference in this Current Report on Form 8-K. The description of the HK Sale Deed set forth under Item 2.01 below and the descriptions of the Sale Deed set forth in the Company’s Reports on Form 8-K, dated August 29, 2008 and December 2, 2008 are incorporated by reference herein. The description of the sale of PMI Australia and the Australia Note set forth in the Company’s Reports on Form 8-K, dated August 14, 2008, August 29, 2008 and October 22, 2008 are incorporated by reference herein.

Item 2.01	Completion of Acquisition/Disposition of Assets

On the Closing Date, the Company completed the sale of PMI Asia to QBE LMI under the HK Sale Deed. PMI Asia conducted the Company’s mortgage insurance operations in Hong Kong. The terms of the HK Sale Deed are substantially similar to the terms of the Sale Deed, which were previously disclosed in the Company’s Report on Form 8-K, dated August 29, 2008, except that it includes changes to the purchase price, pre-completion adjustment and closing conditions that were previously agreed to in principle and disclosed on the Company’s Report on Form 8-K, dated December 2, 2008. The descriptions set forth in the Company’s Reports on Form 8-K, dated August 29, 2008 and December 2,

2008 are incorporated by reference herein. Under the HK Sale Deed, the Company sold PMI Asia to QBE LMI for a cash purchase price of $51,535,481, which is 92.5% of PMI Asia’s net tangible asset value under U.S. GAAP as of June 30, 2008, plus a pre-completion adjustment of $86,751, representing an increase to the purchase price equal to an amount of 3.7875% per annum for the period from December 1, 2008 until December 16, 2008.

The foregoing descriptions are qualified in their entirety by reference to the HK Sale Deed, which is filed as Exhibit 2.1 hereto and which is incorporated by reference in this Current Report on Form 8-K.

On December 17, 2008, the Company issued a press release announcing the close of the sale of PMI Asia to QBE LMI, which is filed as Exhibit 99.1 hereto and incorporated by reference in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(b) The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2008, and the unaudited pro forma condensed consolidated statements of operations of the Company for the years ended December 31, 2007, 2006 and 2005 and for the nine months ended September 30, 2008, giving effect to the sale of PMI Australia and PMI Asia, are being filed as Exhibit 99.2 to this Form 8-K and are incorporated by reference herein.

(d)	Exhibits

Exhibit Number	Description

2.1	Share Sale Deed by and among The PMI Group, Inc., QBE Lenders’ Mortgage Insurance Limited and QBE Insurance Group Limited, dated as of December 17, 2008

2.2	Third Amendment Agreement by and among PMI Mortgage Insurance Co., QBE Holdings (AAP) Pty Limited and QBE Insurance Group Limited, dated as of December 17, 2008

10.1	Termination Deed by and among The PMI Group, Inc., QBE Holdings (AAP) Pty Limited and QBE Insurance Group Limited, dated as of December 17, 2008

10.2	Amending Deed by and among PMI Mortgage Insurance Co. and QBE Insurance Group Limited, dated as of December 17, 2008

99.1	The PMI Group, Inc. Press Release, dated December 17, 2008

99.2	The PMI Group, Inc. Unaudited Pro Forma Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC.

December 19, 2008	By:	/s/ Donald P. Lofe, Jr.
Donald P. Lofe, Jr. Executive Vice President and Chief Financial Officer

December 19, 2008	By:	/s/ Thomas H. Jeter
Thomas H. Jeter Senior Vice President, Chief Accounting Officer and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Name

2.1	Share Sale Deed by and among The PMI Group, Inc., QBE Lenders’ Mortgage Insurance Limited and QBE Insurance Group Limited, dated as of December 17, 2008

2.2	Third Amendment Agreement by and among PMI Mortgage Insurance Co., QBE Holdings (AAP) Pty Limited and QBE Insurance Group Limited, dated as of December 17, 2008

10.1	Termination Deed by and among The PMI Group, Inc., QBE Holdings (AAP) Pty Limited and QBE Insurance Group Limited, dated as of December 17, 2008

10.2	Amending Deed by and among PMI Mortgage Insurance Co. and QBE Insurance Group Limited, dated as of December 17, 2008

99.1	The PMI Group, Inc. Press Release, dated December 17, 2008

99.2	The PMI Group, Inc. Unaudited Pro Forma Consolidated Financial Information